UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 2, 2016

Kennametal Inc.
(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania	1-5318	25-0900168

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Grant Street Suite 5100 Pittsburgh, Pennsylvania		15219-2706

(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (412) 248-8200
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02 Results of Operations and Financial Condition.
Item 9.01 Financial Statements and Exhibits.
Item 2.02 Results of Operations and Financial Condition.
On May 2, 2016, Kennametal Inc. (Kennametal or the Company) issued an earnings announcement for its fiscal third quarter ended March 31, 2016.
The press release contains certain non-generally accepted accounting principles (GAAP) financial measures. The following GAAP financial measures have been presented on an adjusted basis: gross profit and margin, operating expense, operating expense as a percentage of sales, operating income (loss) and margin, net income (loss), diluted earnings per share (EPS) and diluted loss per share (LPS), effective tax rate, Industrial operating income and margin and Infrastructure operating income (loss) and margin. Adjustments for the three months ended March 31, 2016 include (1) tax effect of prior asset impairment charges, (2) restructuring and related charges and (3) loss on divestiture. Adjustments for the nine months ended March 31, 2016 include: (1) restructuring and related charges, (2) goodwill and other intangible asset impairment charges and (3) loss on divestiture and related charges. Adjustments for the three and nine months ended March 31, 2015 include: (1) restructuring and related charges, (2) goodwill and other intangible asset impairment charges and (3) tax redeployment expense. Management adjusts for these items in measuring and compensating internal performance and to more readily compare the Company’s financial performance period-to-period. The press release also contains free operating cash flow which is a non-GAAP measure and is defined below.
Management believes that presentation of these non-GAAP financial measures provides useful information about the results of operations of the Company for the current and past periods. Management believes that investors should have available the same information that management uses to assess operating performance, determine compensation and assess the capital structure of the Company. These non-GAAP measures should not be considered in isolation or as a substitute for the most comparable GAAP measures. Investors are cautioned that non-GAAP financial measures utilized by the Company may not be comparable to non-GAAP financial measures used by other companies. Refer to Exhibit 99.1 of the Form 8-K filed February 2, 2016 (File No 001-05318) for a reconciliation of the non-GAAP financial measure of adjusted operating margin for the six months ended December 31, 2015.
Free Operating Cash Flow
Free operating cash flow is a non-GAAP financial measure and is defined by the Company as cash provided by operations (which is the most directly comparable GAAP measure) less capital expenditures plus proceeds from disposals of fixed assets. Management considers free operating cash flow to be an important indicator of Kennametal’s cash generating capability because it better represents cash generated from operations that can be used for dividends, debt repayment, strategic initiatives, and other investing and financing activities.
Additionally, during our quarterly earnings teleconference we may use various non-GAAP financial measures to describe the underlying operating results. Accordingly, we have compiled below certain reconciliations as required by Regulation G. These non-GAAP measures should not be considered in isolation or as a substitute for the most comparable GAAP measures. Investors are cautioned that non-GAAP financial measures utilized by the Company may not be comparable to non-GAAP financial measures used by other companies.

ADJUSTED SALES (UNAUDITED)	Three Months Ended
(in millions)	March 31, 2015
Reported sales	$639.0
Sales attributable to non-core businesses divested	(59.8)
Adjusted sales	$579.2

Debt to Capital
Debt to Capital is a non-GAAP financial measure and is defined by Kennametal as total debt divided by the sum of total equity plus total debt. The most directly comparable GAAP measure is debt to equity, which is defined as total debt divided by total equity. Management believes that Debt to Capital provides additional insight into the underlying capital structure and performance of the Company.

DEBT TO CAPITAL (UNAUDITED)	March 31,	December 31,	June 30,
(in thousands, except percents)	2016	2015	2015
Total debt	$703,890	$706,653	$751,587
Total equity	1,174,811	1,154,277	1,375,435
Debt to equity, GAAP	59.9%	61.2%	54.6%
Total debt	$703,890	$706,653	$751,587
Total equity	1,174,811	1,154,277	1,375,435
Total capital	$1,878,701	$1,860,930	$2,127,022
Debt to capital	37.5%	38.0%	35.3%

Primary Working Capital
Primary working capital is a non-GAAP financial measure and is defined as accounts receivable, net plus inventories, net minus accounts payable. The most directly comparable GAAP measure is working capital, which is defined as current assets less current liabilities. We believe primary working capital better represents Kennametal’s performance in managing certain assets and liabilities controllable at the segment level and is used as such for internal performance measurement.

PRIMARY WORKING CAPITAL (UNAUDITED)
(in thousands, except percents)	3/31/2016	12/31/2015	9/30/2015	6/30/2015	3/31/15	Average
Current assets	$1,099,260	$1,062,992	$1,258,546	$1,258,546	$1,341,312	$1,186,124
Current liabilities	421,415	394,983	482,744	482,744	524,518	452,413
Working capital, GAAP	$677,845	$668,009	$730,105	$775,802	$816,794	$733,711
Excluding items:
Cash and cash equivalents	(136,564)	(138,978)	(97,199)	(105,494)	(146,175)	(124,882)
Other current assets	(111,479)	(113,113)	(120,583)	(132,148)	(111,124)	(117,689)
Total excluded current assets	(248,043)	(252,091)	(217,782)	(237,642)	(257,299)	(242,571)
Adjusted current assets	851,217	810,901	950,729	1,020,904	1,084,013	943,553
Current maturities of long-term debt and capital leases, including notes payable	(4,140)	(5,942)	(25,285)	(15,702)	(99,620)	(30,138)
Other current liabilities	(247,943)	(237,444)	(235,385)	(279,661)	(250,586)	(250,204)
Total excluded current liabilities	(252,083)	(243,386)	(260,670)	(295,363)	(350,206)	(280,342)
Adjusted current liabilities	169,332	151,597	177,736	187,381	174,312	172,072
Primary working capital	$681,885	$659,304	$772,993	$833,523	$909,701	$771,481
		Three Months Ended
		3/31/2016	12/31/2015	9/30/2015	6/30/2015	Total
Sales		$497,837	$524,021	$555,354	$637,653	$2,214,865
Primary working capital as a percentage of sales						34.8%

PRIMARY WORKING CAPITAL (UNAUDITED)
(in thousands, except percents)	6/30/2015	3/31/2015	12/31/2014	9/30/2014	6/30/14	Average
Current assets	$1,258,546	$1,341,312	$1,373,987	$1,464,353	1,525,196	1,392,679
Current liabilities	482,744	524,518	528,704	538,371	562,756	527,419
Working capital, GAAP	$775,802	$816,794	$845,283	$925,982	$962,440	$865,260
Excluding items:
Cash and cash equivalents	(105,494)	(146,175)	(146,267)	(156,194)	(177,929)	(146,412)
Other current assets	(132,148)	(111,124)	(115,671)	(109,811)	(111,986)	(116,148)
Total excluded current assets	(237,642)	(257,299)	(261,938)	(266,005)	(289,915)	(262,560)
Adjusted current assets	1,020,904	1,084,013	1,112,049	1,198,348	1,235,281	1,130,119
Current maturities of long-term debt and capital leases, including notes payable	(15,702)	(99,620)	(95,513)	(107,258)	(80,117)	(79,642)
Other current liabilities	(279,661)	(250,586)	(273,727)	(242,114)	(275,748)	(264,367)
Total excluded current liabilities	(295,363)	(350,206)	(369,240)	(349,372)	(355,865)	(344,009)
Adjusted current liabilities	187,381	174,312	159,464	188,999	206,891	183,409
Primary working capital	$833,523	$909,701	$952,585	$1,009,349	$1,028,390	$946,710
		Three Months Ended
		6/30/2015	3/31/2015	12/31/2014	9/30/2014	Total
Sales		$637,653	$638,970	$675,631	$694,941	$2,647,195
Primary working capital as a percentage of sales						35.8%

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
99.1 Fiscal 2016 Third Quarter Earnings Announcement

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENNAMETAL INC.

Date:	May 2, 2016	By:	/s/ Martha Fusco
Martha Fusco
Vice President Finance and Corporate Controller